                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [x]   Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [ ]   Definitive Proxy Statement
    [ ]   Definitive Additional Materials
    [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Excelsior Tax-Exempt Funds, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

  [x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
        6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
        __________________________________________________________________

   (2)  Aggregate number of securities to which transaction applies:
        __________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        __________________________________________________________________

   (4)  Proposed maximum aggregate value of transaction:
        __________________________________________________________________

   (5)  Total fee paid:
        __________________________________________________________________
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
        __________________________________________________________________
   (2)  Form, Schedule or Registration Statement No.:
        __________________________________________________________________
   (3)  Filing Party:
        __________________________________________________________________
   (4)  Date filed:
        __________________________________________________________________

                                                                PRELIMINARY COPY
                                                                ----------------

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                       ---------------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                       ---------------------------------


                                                               September 9, 1996
To the Shareholders of
Excelsior Funds, Inc. and
Excelsior Tax-Exempt Funds, Inc.:

     Special Meetings of Shareholders of Excelsior Funds, Inc. ("Excelsior") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt" and, collectively with Excelsior, the "Companies") will be held concurrently on October 29, 1996 at 9:30 A.M. in the offices of U.S. Trust Company of New York at 114 West 47th Street, New York, New York for the following purposes:

     (1)  to elect of nine (9) directors;

     (2) to consider and vote on the ratification of the selection of Ernst & Young LLP as each Company's independent auditors for the fiscal year ending March 31, 1997;

     (3) to consider and vote on a revised fundamental issuer diversification policy for the Money, Government Money and Treasury Money Funds of Excelsior and the Tax-Exempt Money Fund of Excelsior Tax-Exempt; and

     (4) to transact such other business as may properly come before the Special Meetings or any adjournment thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meetings of Shareholders in person. Shareholders of record at the close of business on August 28, 1996 have the right to vote at the Special Meetings. If you cannot be present at the Special Meetings, we urge you to fill in, sign and promptly return the enclosed Proxy in order that the Special Meetings can be held and a maximum number of shares may be voted.

                                             W. Bruce McConnel, III
                                             Secretary

                                               PRELIMINARY COPY
                                               ----------------

                             EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (800) 446-1012

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Excelsior Funds, Inc. ("Excelsior") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt" and, collectively with Excelsior, the "Companies") for use at the Companies' Special Meetings of Shareholders to be held concurrently in the offices of United States Trust Company of New York ("U.S. Trust") at 114 West 47th Street, New York, New York, on October 29, 1996 at 9:30 A.M. Such Special Meetings and any adjournment
thereof are hereinafter collectively referred to as the "Meeting."   Each
Company's investment portfolios are hereinafter referred to as "Funds," and the Funds' shares are hereinafter referred to as "Shares."

     It is expected that the solicitation of proxies will be primarily by mail. The Companies' officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. The Companies will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the particular Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed form of proxy (the "Proxy") are expected to be distributed to shareholders on or about September 9, 1996.

     The following table summarizes the proposals to be voted on at the Meeting by the shareholders of each Company and indicates those shareholders who are being solicited with respect to each proposal:

           Proposal                         Shareholders Solicited
           --------                         ----------------------

     1.    Election of Directors.           All Funds voting together in the
                                            aggregate.

     2.    Ratification of the selection    All Funds voting together in the
           of Ernst & Young LLP as the      aggregate.
           Company's independent auditors
           for the fiscal year ending
           March 31, 1997.

     3.    Approval of revised fundamental  Each Money Market Fund (as defined
           issuer diversification policy.   below) voting separately on a Fund-
                                            by-Fund basis.

     A Proxy is enclosed with respect to the Shares owned by you. The Proxy should be completed in full. Each full Share is entitled to one vote, and each fractional Share to a proportionate fractional vote. Cumulative voting in the election of directors is not permitted.

     If a Proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope.


                           (1) ELECTION OF DIRECTORS
                                  (ALL FUNDS)

     At the Meeting shareholders will be asked to consider the election of nine directors, who will constitute the entire Board of Directors of each Company. Each director so elected will hold office until his successor is elected and qualifies, or until his term as a director is terminated as provided in the particular Company's By-Laws. The persons named as proxies in the accompanying Proxy have been designated by the Boards of Directors and intend to vote for the nominees named below. Messrs. Campbell, Dugan, Frankl, Tannachion, Robinson and Wonham are incumbent directors who are standing for re-election. Messrs. Campbell, Dugan, Frankl, Tannachion and Robinson were most recently elected as directors at a Special Meeting of Shareholders held on November 20, 1991. Mr. Wonham was elected to the Boards of Directors at regular meetings of such Boards held on November 17, 1995. The directors of the Companies who are not "interested persons" of the Companies as defined in the Investment Company Act of 1940 (the "Non-Interested Directors") have nominated Messrs. Drake, McDowell and Piel as new directors to be voted on by the respective Companies' shareholders.

     All Shares represented by valid Proxies will be voted in the election of directors for each nominee named below unless authority to vote for a particular nominee is withheld. With respect to each Company, the nine nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Directors may recommend unless a decision is made to reduce the number of directors serving on the Boards. The following table sets forth certain information about each of the nominees:


                                   Director    Business Experience
           Name              Age     Since     During Past Five Years
- ---------------------------  ---  -----------  --------------------------------

Donald L. Campbell/1/         70  August 1984  Retired; Director of Excelsior
                                               and Excelsior Tax-Exempt;
                                               Director of UST Master Variable
                                               Series, Inc. (since 1994);
                                               Trustee of Excelsior
                                               Institutional Trust (since
                                               1995); Director, Royal Life
                                               Insurance Co. of New York (since
                                               1991).

   Rodman L. Drake            53  N/A          Trustee, Excelsior Institutional
                                               Trust and Excelsior Funds (since
                                               1994); Director, Parsons
                                               Brinkerhoff, Inc. (engineering
                                               firm) (since 1995); President,
                                               Mandrake Group (investment and
                                               consulting firm) (since 1994);
                                               Director, Hyperion Total Return
                                               Fund, Inc. and four other funds
                                               for which Hyperion Capital
                                               Management, Inc. serves as
                                               investment adviser (since____);
                                               Co-Chairman, KMR Power
                                               Corporation (power plants) (since
                                               1993); Director, The  Latin
                                               American Growth Fund (since
                                               1993); Member of Advisory Board,
                                               Argentina Private Equity Fund
                                               L.P. (since 1992) and Garantia
                                               L.P. (Brazil) (since 1993); and
                                               Director, Mueller Industries,
                                               Inc. (from 1992 to 1994).

Joseph H. Dugan               71  August 1984  Retired; Director of Excelsior
                                               and Excelsior Tax-Exempt;
                                               Director of UST Master Variable
                                               Series, Inc. (since 1994);
                                               Trustee of Excelsior
                                               Institutional Trust (since 1995).

- ----------
1.    At August 28, 1996, Mr. Campbell owned approximately
_____ shares of the New York Intermediate-Term Tax-Exempt Fund of Excelsior Tax-Exempt.

                                  Director     Business Experience
 Name                        Age  Since        During Past Five Years
- ---------------------------  ---  -----------  --------------------------------

Wolfe J.Frankl         75    April 1986       Retired; Director of Excelsior and
                                              Excelsior Tax-Exempt; Director of
                                              UST

                                              Master Variable Series, Inc.
                                              (since  1994); Trustee of
                                              Excelsior Institutional Trust
                                              (since 1995); Director, Deutsche
                                              Bank Financial, Inc. (since 1989);
                                              Director, The Harbus Corporation
                                              (since ____); Trustee, HSBC Funds
                                              Trust and HSBC Mutual Funds Trust
                                              (since 1995).

W. Wallace McDowell, Jr.  59 N/A              Trustee, Excelsior Institutional
                                              Trust and  Excelsior Funds (since
                                              1994);

                                              Private Investor (since 1994);
                                              Managing Director, Morgan Lewis
                                              Githers & Ahn  (from 1991 to
                                              1994); and Director, U.S. Homecare
                                              Corporation (since 1992),
                                              Grossmans, Inc. (from 1993 to
                                              _____), Children's Discovery
                                              Centers (since 1984), Interactive
                                              Technologies, Inc. (since  1992),
                                              and Jack Morton  Productions
                                              (since 1987).

Jonathan Piel                57  N/A          Trustee, Excelsior Institutional
                                              Trust and  Excelsior Funds (since
                                              1994); President and Editor,
                                              Scientific American, Inc. (from
                                              1969 to 1994); Director, Group
                                              for The South Fork,
                                              Bridgehampton, New York (since
                                              1993); and Member, Advisory
                                              Committee, Knight Journalism
                                              Fellowships, MIT (since 1984).

Robert A. Robinson/1/        70  October 1987 Director of Excelsior and
                                              Excelsior Tax-Exempt;  Director
                                              of UST Master Variable Series,
                                              Inc. (since 1994); Trustee of
                                              Excelsior Institutional Trust
                                              (since 1995); President Emeritus,
- ----------
1.  At August 28, 1996, Mr. Robinson owned approximately
______ shares of the ______ Fund of ________.

                                  Director     Business Experience
 Name                        Age  Since        During Past Five Years
- ---------------------------  ---  -----------  --------------------------------

                                              The Church Pension Fund and its
                                              affiliated companies (since
                                              1968); Trustee, H.B. and F.H.
                                              Bugher Foundation and Director
                                              of its wholly owned subsidiaries
                                              -- Rosiclear Lead and Flourspar
                                              Mining Co. and The Pigmy
                                              Corporation (since 1984);
                                              Director, Morehouse Publishing
                                              Co. (since 1974); Trustee, HSBC
                                              Funds Trust and HSBC Mutual Funds
                                              Trust (since 1982); Director,
                                              Infinity Funds, Inc. (since 1995).

Alfred C. Tannachion/1/2/   70  July 1985     Retired; Chairman of the Boards,
                                              President and Treasurer of
                                              Excelsior and Excelsior Tax-
                                              Exempt; Chairman of the Board,
                                              President and Treasurer of UST
                                              Master Variable Series, Inc.
                                              (since 1994); Chairman of the
                                              Board, President and Treasurer of
                                              Excelsior Institutional Trust
                                              (since 1995).

Frederick S. Wonham/1/3/   65  November 1995  Retired; Director of Excelsior
                                              and Excelsior Tax-Exempt; Trustee
                                              of Excelsior Funds and Excelsior
                                              Institutional Trust (since 1995);
                                              Vice Chairman of U.S. Trust
                                              Corporation and U.S. Trust
                                              Company of New York (until
                                              September 1995); Chairman, U.S.
                                              Trust of Connecticut.
- ----------
1. This director is considered to be an "interested person" of the Companies as defined in the Investment Company Act of 1940 (the "1940 Act").

2. At [date] Mr. Tannachion owned approximately _______ shares of common stock of U.S. Trust Corporation, the parent corporation of U.S. Trust, and approximately _______ shares of common stock of The Chase Manhattan Corporation, the parent corporation of Chase Global Funds Services Company, the Companies' co-administrator.

3. At [date] Mr. Wonham owned approximately ______ shares of common stock of U.S. Trust Corporation, the parent corporation of U.S. Trust.

          Each director receives an annual fee of $9,000 with respect to each Company plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity.

          As of August 28, 1996, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding Shares of each Fund of the Company, and less than 1% of the outstanding Shares of all Funds of the Company in the aggregate.

          The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.


                                                   Pension or
                                                   Retirement        Total
                                                    Benefits      Compensation
                                                   Accrued as  from the Companies
                                    Aggregate       Part of         and Fund
           Name of              Compensation from     Fund      Complex/*/ Paid
       Person/Position            each Company      Expenses      to Directors
- ------------------------------  -----------------  ----------  ------------------

     Donald L. Campbell                   $16,500        None      (4)/**/$39,500
     Director

     Joseph H. Dugan                      $16,500        None      (4)/**/$39,500
     Director

     Wolfe J. Frankl                      $16,500        None      (4)/**/$39,500
     Director

     Robert A. Robinson                   $16,500        None      (4)/**/$39,500
     Director

     Alfred C. Tannachion                 $21,500        None      (4)/**/$51,500
     Chairman of the Boards,
     President and Treasurer

     Frederick S. Wonham                  $ 6,375        None      (4)/**/$14,424
     Director


- ---------------------------

* The "Fund Complex" consists of Excelsior, Excelsior Tax-Exempt, UST Master Variable Series, Inc., Excelsior Funds and Excelsior Institutional Trust.

**  Number of investment companies in the Fund Complex for which   director
    serves as director or trustee.

          Each Board of Directors met 5 times during the Companies' fiscal year ended March 31, 1996. Each director attended all of the Board meetings held during the period he served as a director. Neither Company currently has any standing committees. However, pursuant to the plan adopted by Excelsior in accordance with Rule 12b-1 under the 1940 Act with respect to the Trust Shares of Excelsior, the Non-Interested Directors of Excelsior are responsible for the selection and nomination of candidates to serve as Non-Interested Directors.


THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR OF THE COMPANY.

                              (2) RATIFICATION OF
                              INDEPENDENT AUDITORS
                                  (ALL FUNDS)

          At their meeting on May 17, 1996, each Company's Board of Directors, including a majority of the directors who were Non-Interested Directors of the Company, selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997. The ratification or rejection of the selection of the independent auditors for each Company's fiscal year ending March 31, 1997 is to be voted upon at the Meeting, and the persons named as proxies in the accompanying Proxy intend to vote for the ratification of the selection of Ernst & Young LLP as each Company's independent auditors, unless contrary instructions are given. The selection of independent auditors is being submitted for ratification at the Meeting as required by the 1940 Act. Ernst & Young LLP has been each Company's independent auditor since its organization, and has informed each Company that it has no material direct or indirect financial interest in either Company. A representative of Ernst & Young LLP is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                      (3) APPROVAL OF REVISED FUNDAMENTAL
                         ISSUER DIVERSIFICATION POLICY
                           (MONEY MARKET FUNDS ONLY)


          At the Meeting, shareholders of the Money, Government Money and Treasury Money Funds of Excelsior and the Tax-Exempt Money Fund of Excelsior Tax-Exempt (collectively, the "Money

Market Funds") will be asked to approve revisions to the fundamental issuer diversification policy of these Funds. As revised, the fundamental issuer diversification policy would read as follows:

     No Money Market Fund may purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that:
     (i) each Money Market Fund may invest without regard to this limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule; and (ii) up to 25% of the value of each Money Market Fund's total assets may be invested without regard to this 5% limitation.

For purposes of this policy, "Government Security" currently means: (i) any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing; and (ii) any other security as may be deemed to be a "Government Security" by the Securities and Exchange Commission for these purposes. A security would be considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. In addition, under certain circumstances, the guarantor of a guaranteed security would also be considered to be an issuer in connection with such guarantee.

          The proposed revised fundamental policy is consistent with the new flexibility with respect to issuer diversification requirements provided by recent amendments to Rule 2a-7 under the 1940 Act. Each Money Market Fund currently may not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government obligations, except that up to 25% of the value of its total assets may be invested without regard to this 5%
limitation.   The recent amendments to Rule 2a-7 would permit the Money Market
Funds to exclude from this issuer diversification requirement securities that are subject to an unconditional demand feature from a party that does not control, is not controlled by and is not under common control with the issuer of the security subject to the demand feature.

          The approval of the revised fundamental issuer diversification policy with respect to a Money Market Fund requires the affirmative vote of the holders of a "majority of the outstanding Shares" of the Money Market Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Money Market Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Money Market Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Money Market Fund.

THE BOARD OF DIRECTORS OF EACH COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH MONEY MARKET FUND VOTE "FOR" THE REVISED FUNDAMENTAL ISSUER DIVERSIFICATION POLICY.

                               VOTING INFORMATION

          RECORD DATE. Only shareholders of record at the close of business on August 28, 1996 will be entitled to vote at the Meeting. On that date the outstanding Shares of each Fund of Excelsior and Excelsior Tax-Exempt were as follows:

                                              Number of
Excelsior Fund/Share Class                Shares Outstanding
- --------------------------                ------------------

Money Fund

Government Money Fund


Treasury Money Fund

Equity Fund
 Non-Trust Shares
 Trust Shares

Income and Growth Fund

Long-Term Supply of
 Energy Fund

Productivity Enhancers Fund

Environmentally-Related Products
 and Services Fund

Aging of America Fund
 Non-Trust Shares
 Trust Shares

Communication and Entertainment Fund
 Non-Trust Shares
 Trust Shares

Business and Industrial Restructuring Fund
 Non-Trust Shares
 Trust Shares


Global Competitors Fund
 Non-Trust Shares
 Trust Shares

                                               Number of
Excelsior Fund/Share Class                Shares Outstanding
- --------------------------                ------------------
Early Life Cycle Fund
 Non-Trust Shares
 Trust Shares

International Fund

Emerging Americas Fund

Pacific/Asia Fund

Pan European Fund

Managed Income Fund
Intermediate-Term Managed
 Income Fund

Short-Term Government
 Securities Fund
                                        Number of
Excelsior Tax-Exempt               Shares Outstanding
- --------------------               ------------------

Tax-Exempt Money
 Fund

Intermediate-Term
 Tax-Exempt Fund

Long-Term Tax-Exempt
 Fund

New York Intermediate-Term
 Tax-Exempt Fund

Short-Term Tax-Exempt
 Securities Fund

        QUORUM. With respect to both the election of directors and the ratification of the independent auditors, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of each Company's Funds on an aggregate basis. With respect to the proposal to approve the revised fundamental issuer diversification policy for the Money Market Funds, a quorum is constituted with respect to a Money Market Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of such Money Market Fund entitled to vote at the Meeting. Under Maryland law, abstentions will have the same effect as casting a vote against a proposal. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those Proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment.

        ANNUAL MEETINGS. Neither Company intends to hold annual meetings of shareholders for the election of directors and other business unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a special shareholder meeting for the election of directors. The directors of each Company will also call a special shareholder meeting upon the written request of shareholders owning at least 10% or more of the Company's Shares entitled to vote.

        OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, U.S. Trust and its affiliates held of record approximately ___% and ___% of the outstanding Shares of Excelsior and Excelsior Tax-Exempt, respectively, as agent or custodian for their customers. In addition, at that date U.S. Trust and its affiliates held investment and/or voting power with respect to [a majority] of each Company's outstanding Shares on behalf of their customers. The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Shares of any Fund at that date were as follows:

                      CLASS AND AMOUNT     PERCENTAGE     PERCENTAGE OF
                           OF               OF CLASS       FUND SHARES
NAME AND ADDRESS        SHARES OWNED         OWNED            OWNED
- ----------------        ------------         -----            -----



                             ADDITIONAL INFORMATION


Executive Officers
- ------------------

          Officers of each Company are elected by and serve at the pleasure of the Company's Board of Directors. The following table sets forth certain information about each Company's executive officers, except Mr. Tannachion who is the President and Treasurer of each Company and about whom information is provided under "Election of Directors." The same officers serve each Company.

Name                         Age  Officer      Position      Business
- ----                         ---  -------      --------      --------
                                  Since        with the      Experience During
                                  -----        --------      ---------------
                                               Fund          Past Five Years
                                               ----          ---------------


John M. Corcoran              31   July 1994     Assistant   Vice President,
Chase Global Funds                               Treasurer   Director of
  Services Company                                           Administration,
73 Tremont Street                                            Client Group,
Boston, MA  02108-3913                                       Chase Global
                                                             Funds Services
                                                             Company (since
                                                             July 1996);
                                                             Second Vice
                                                             President,
                                                             Manager of
                                                             Administration,
                                                             Chase Global
                                                             Funds Services
                                                             Company (from
                                                             October 1993 to
                                                             July 1996); Audit
                                                             Manager, Ernst &
                                                             Young LLP (from
                                                             August 1987 to
                                                             September 1993).

Name                         Age    Officer    Position       Business
- ----                         ---    -------    --------       --------
                                    Since      with the       Experience During
                                    -----      --------       ------------------
                                               Fund           Past Five Years
                                               ----           ---------------


Sherry Aramini                32   July 1996   Assistant      Second Vice
Chase Global Funds                             Secretary      President, Blue
  Services Company                                            Sky Compliance
73 Tremont Street                                             Manager, Chase
Boston, MA  02108-3913                                        Global Funds
                                                              Services Company
                                                              (since May 1996);
                                                              Technical
                                                              Resource Manager,
                                                              Chase Global
                                                              Funds Services
                                                              Company (from
                                                              April 1995 to May
                                                              1996); Financial
                                                              Reporting
                                                              Supervisor, Chase
                                                              Global Funds
                                                              Services Company
                                                              (from September
                                                              1993 to April
                                                              1995); Audit
                                                              Supervisor,
                                                              Coopers & Lybrand
                                                              L.L.P. (from July
                                                              1990 to August
                                                              1993).


W. Bruce McConnel, III        53  August 1984    Secretary    Partner of the
Philadelphia National                                         law firm of
  Bank Building                                               Drinker Biddle &
1345 Chestnut Street                                          Reath.
Philadelphia, PA 19107-3496




           -------------------------------------------------------------

          Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees from each Company in connection with general corporate services.

              INFORMATION ABOUT INVESTMENT ADVISER, SUB-ADVISERS,
                         ADMINISTRATORS AND DISTRIBUTOR

          U.S. Trust serves as each Company's investment adviser. U.S. Trust's principal offices are at 114 West 47th Street, New York, New York 10036. Foreign and Colonial Asset Management ("FACAM") serves as sub-adviser to the International and Pan European Funds of Excelsior and Foreign and Colonial Emerging Markets Limited ("FCEML") serves as sub-adviser to the Emerging Americas and Pacific/Asia Funds of Excelsior. FACAM and FCEML each have principal offices at Exchange House, Primrose Street, London EC2A2NY.

          U.S. Trust, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("Federated") serve as each Company's administrators. CGFSC's principal business address is 73 Tremont Street, Boston, Massachusetts 02108-3913 and Federated's principal business address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

          Edgewood Services, Inc. (the "Distributor") serves as each Company's distributor. The Distributor's address is P.O. Box 897, Pittsburgh, PA 15230-0897.


                                 OTHER MATTERS

          No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of each Company.

Dated:  September 9, 1996

          SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

          EACH COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS RESPECTIVE ANNUAL REPORTS TO SHAREHOLDERS DATED MARCH 31, 1996 TO ANY SHAREHOLDER UPON REQUEST. EACH COMPANY'S ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY SENDING A WRITTEN REQUEST TO THE COMPANY AT THE ADDRESS PROVIDED ON PAGE 1, OR BY CALLING TOLL-FREE AT (800)446-1012.

                                                                PRELIMINARY COPY
                                                                ----------------

PROXY CARD

        THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS OF EXCELSIOR FUNDS, INC. AND EXCELSIOR TAX-EXEMPT FUNDS, INC. (the "Companies")

         Special Meetings of Shareholders (collectively, the "Meeting")
                                October 29, 1996

The undersigned, revoking previous proxies, hereby appoints _____________ and ___________, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock evidencing interests in all Funds of each Company that are held of record by the undersigned on the record date for the Meeting to be held at the offices of United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 on October 29, 1996 at 9:30 A.M. (Eastern Time) and at any adjournments thereof.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of all nominees to serve as director and FOR Proposals 2 and 3.



                 [Name and address    ___________ Shares of Excelsior Fund
                 of Shareholder]      ___________ Shares of Excelsior Tax-
                                                  Exempt Fund


                                      PLEASE SIGN AND RETURN PROMPTLY IN
                                      ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                      _____________________________
                                      (Signature(s) of Shareholder(s))
                                      Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your fill title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Date: ___________, 1996

                            (VOTING ON REVERSE SIDE)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


FOR SHAREHOLDERS OF ALL FUNDS OF EACH COMPANY:

1.   Election of Directors.

FOR all nominees                    WITHOLD AUTHORITY
listed at left                      to vote for all nominees
(except as indicated                listed
to the contrary at left             at left

       [ ]                             [ ]

Nominees:
- --------
Donald L. Campbell
Rodman L. Drake
Joseph H. Dugan
Wolfe J. Frankl
W. Wallace McDowell, Jr.
Jonathan Piel
Robert A. Robinson
Alfred C. Tannachion
Frederick S. Wonham

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________

2. Proposal to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1997.

                          FOR      AGAINST    ABSTAIN

                          [ ]        [ ]        [ ]

FOR SHAREHOLDERS OF MONEY, GOVERNMENT MONEY AND TREASURY MONEY FUNDS OF EXCELSIOR FUNDS, INC. AND SHAREHOLDERS OF TAX-EXEMPT MONEY FUND OF EXCELSIOR TAX-EXEMPT FUNDS, INC.:

3. Proposal to approve a modification to the current fundamental issuer diversification policy.

                          FOR      AGAINST    ABSTAIN

                          [ ]        [ ]        [ ]

The proxies are authorized to vote in their discretion on any other business which may properly come before the Meeting and any adjournment thereof.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

                                      -2-